SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): October 17, 2001


                              INVACARE CORPORATION
                              --------------------
             (Exact Name of Registrant as Specified in its Charter)


                                      OHIO
                 (State or Other Jurisdiction of Incorporation)


            0-12938                                  95-2680965
      -------------------                       -------------------
     (Commission File No.)                (IRS Employer Identification No.)


               One Invacare Way, P.O. Box 4028, Elyria, Ohio 44036
              ----------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (440) 329-6000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

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Item 5.  Other Events.

Invacare Corporation signed a 5 year credit agreement dated October 17, 2001 and a 364 day credit agreement dated October 17, 2001, copies of which are filed as Exhibits 10.1 and 10.2 respectively.


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                                   Signatures

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     Invacare Corporation

                                                     By:  /S/ Thomas R. Miklich
                                                          ---------------------
                                                     Thomas R. Miklich
                                                     Chief Financial Officer


Date:  November 20, 2001

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                                Index to Exhibits

Exhibit Number    Description
10.1     Five-Year Credit Agreement Dated as of October 17, 2001
10.2     364-Day Credit Agreement Dated as of October 17, 2001